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                                                                    EXHIBIT 10.4


July 16, 1997

Michael Banks
Legacy Brands
2200-B Douglas Blvd.
Suite #130
Roseville, CA

                                    VIA FAX

Dear Michael;

Attached is a fully-executed letter agreement between our respective companies for Extreme Dinosaurs. As agreed, please discard the fully executed letter agreement dated June 27, 1997. You will be receiving a more formal agreement shortly.

We look forward to working with you on what promises to be a mutually successful venture.

Sincerely,

/s/ ELISA A. FEENEY
--------------------
Elisa A. Feeney
Senior Vide President
Domestic Consumer Products

Enc.
EAF/rl



                    [BOHBOT ENTERTAINMENT, INC. LETTERHEAD]

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Michael Banks            [ARTWORK]                   July 8, 1997
Legacy Brands
2200-B Douglas Blvd. Suite #130
Roseville, CA 95661

Dear Michael:

The following is intended to set forth our understanding of the terms and conditions under which Legacy Brands is agreeing to purchase a license for the property EXTREME DINOSAURS. This deal memo shall supercede the fully executed deal memo dated June 27, 1997.

1. Licensee/Contact:                    Legacy Brands
                                        2200-B Douglas Blvd. Suite #130
                                        Roseville, CA 95661
                                        Michael Banks
                                        Ph: (916) 782-2029
                                        Fx: (916) 624-7083

2. Product Category/Licensed Products:  Freeze pops, gelatin snacks, molded and generic coolers, baked and shaped
                                        cookies and crackers

                                        Licensor reserves the right to
                                        participate in any third party
                                        promotion involving food items
                                        including freeze pops, gelatin snacks,
                                        molded & generic coolers, baked and
                                        shaped cookies and crackers.
                                        Licensee has first right of
                                        negotiation to match or exceed third
                                        party promotional proposal.

3. Guarantee:                           $110,000
   Advance:                             $27,500 to be paid upon signing

4. Payment Schedule:                    Balance payable in 3 installments as
                                        follows:
                                        12/1/97   $27,500
                                        6/1/98    $27,500
                                        12/1/98   $27,500

5. Royalty Fee:                         4%

6. Distribution:                        Mass market including mass retailers,
                                        grocery/convenience stores, club &
                                        discount stores, toy & drug stores and
                                        military commissaries.
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Legacy Brands
June 27, 1997
Page Two

7.  Territory:                          U.S., its territories and possessions

8.  Term of Contract:                   12/31/99

9.  First Date of Marketing:            7/15/97

10. First Date of Shipping:             4/1/98

11. Renewal Option/Terms:               Optional automatic renewal for
                                        additional 2 year term if licensee
                                        generates $220,000 in earned
                                        royalties.  Renewal guarantee of
                                        $125,000 with a $60,000 advance
                                        payable upon execution of renewal.

Bohbot Entertainment, Inc. represents and warrants that it has the authority to enter into this letter agreement to grant all of the rights it has granted to Legacy Brands hereunder. Legacy Brands represents that it has the authority to enter into and fully perform all obligations of this letter agreement.

Bohbot Entertainment reserves the right to revoke this offer if the signed letter agreement is not received within five (5) days from the date of this letter.

Your signature constitutes your agreement to purchase the license described herein. At that point, a formal licensing agreement which will contain additional obligations of both parties will be forwarded to you incorporating the terms and conditions set forth in this letter agreement. The parties agree to execute the formal licensing agreement within thirty (30) days of signing this letter agreement. If the formal licensing agreement is not executed by the parties, this signed letter agreement will remain binding on the parties.

                               Sincerely,

                               Bohbot Entertainment, Inc.

                               By: /s/ ELISA A. FOENEY  Date: 7/16/97
                                  ----------------------     --------
                               Elisa A. Foeney
                               Senior Vice President
                               Domestic Consumer Products

ACCEPTED AND AGREED:
Legacy Brands

By: /s/ MICHAEL BANKS  Date: 7/16/97
   --------------------     --------
        Michael Banks